Summary of Income Statement Information Under The Equity Method Investment (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Equity Method Investment Summarized Financial Information Income Statement [Abstract]
Revenues	$ 111,847	$ 107,795	$ 294,408
Cost of operations	87,335	105,465	275,015
Gross Profit	24,512	2,330	19,393
Net Income (loss)	$ (8,609)	$ (38,245)	$ (28,773)